UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 6, 2008

PROLIANCE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13894 (Commission File Number)	34-1807383 (I.R.S. Employer Identification No.)
100 Gando Drive, New Haven, Connecticut 06513 (Address of principal executive offices, including zip code) (203) 401-6450 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.  OTHER EVENTS

On February 6 2008, Proliance International, Inc. (the “Company”) issued a press release concerning damage sustained at its Southaven, Mississippi distribution center as a result of a series of severe storms and tornadoes.  A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits-The following exhibit is filed as part of this report:

99.1

Press Release dated February 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLIANCE INTERNATIONAL, INC.

Date: February 6, 2008	By: /s/ Arlen F. Henock
Arlen F. Henock Executive Vice President and Chief Financial Officer